    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 2000
                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                              SILICON IMAGE, INC.
           (Exact name of the Registrant as specified in its charter)

           DELAWARE                           77-0517246
 (State or other jurisdiction    (I.R.S. Employer Identification No.)
     of incorporation or
        organization)

                             1060 EAST ARQUES AVE.
                          SUNNYVALE, CALIFORNIA 94086
          (Address of principal executive offices, including zip code)

                         OPTIONS OF DVDO, INC. ASSUMED
                                 BY REGISTRANT

                                  DAVID D. LEE
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              SILICON IMAGE, INC.
                             1060 EAST ARQUES AVE.
                          SUNNYVALE, CALIFORNIA 94086
                                 (408) 616-4000
                      (Name, address and telephone number,
                   including area code, of agent for service)
                            ------------------------

                                    COPY TO:
                            DAVID K. MICHAELS, ESQ.
                                ANDREW LUH, ESQ.
                               FENWICK & WEST LLP
                              TWO PALO ALTO SQUARE
                          PALO ALTO, CALIFORNIA 94306
                                 (650) 494-0600
                          (Counsel to the Registrant)
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                                PROPOSED             PROPOSED
                                                                 MAXIMUM              MAXIMUM
                                           AMOUNT TO         OFFERING PRICE          AGGREGATE            AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED     BE REGISTERED          PER SHARE         OFFERING PRICE      REGISTRATION FEE
Common Stock, $0.001 par value             52,492(1)            $1.57(2)              $82,150              $22.00

(1) Represents shares subject to outstanding options under the DVDO, Inc. 1997 Stock Option Plan. This number and any others related to the market price of the Registrant's Common Stock reflect the 2-for-1 stock split for which the record date was July 28, 2000 and the payment date was August 18, 2000.

(2) Calculated pursuant to Rule 457(h) solely for the purpose of calculating the registration fee, based on the aggregate exercise price of the options to which this registration statement relates.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

    For the purposes of this registration statement, the terms "we," "our" and "us" refer to Silicon Image, Inc., a Delaware corporation.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

    The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

    (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed with the Commission on March 30, 2000.

    (b) The Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 2000 and filed with the Commission on May 15, 2000.

    (c) The Registrant's Amended Quarterly Report on Form 10-Q/A for the period ended March 31, 2000 filed with the Commission on May 19, 2000.

    (d) The Registrant's Current Report filed on Form 8-K filed with the Commission on July 21, 2000.

    (e) The Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2000 filed with the Commission on August 14, 2000

    (f) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed on July 30, 1999 under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

    All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated into this registration statement by reference and to be a part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

    Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

    Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS AND LIMITATION OF LIABILITY.

    Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers under certain circumstances and subject to certain limitations. The terms of Section 145 of the Delaware General Corporation Law are sufficiently broad to permit indemnification under certain circumstances for liabilities, including reimbursement of expenses incurred, arising under the Securities Act of 1933.

    As permitted by the Delaware General Corporation Law, the Registrant's certificate of incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability:

    - for any breach of the director's duty of loyalty to the Registrant or its stockholders;

    - for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

    - under section 174 of the Delaware General Corporation Law regarding unlawful dividends and stock purchases; or

    - for any transaction from which the director derived an improper personal benefit.

    As permitted by the Delaware General Corporation Law, the Registrant's bylaws provide that:

    - the Registrant is required to indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions;

    - the Registrant is required to advance expenses, as incurred, to its directors and officers in connection with a legal proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions; and

    - the rights conferred in the Bylaws are not exclusive.

    In addition, the Registrant has entered into indemnity agreements with each of its current directors and officers. These agreements provide for the indemnification of officers and directors for all expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were agents of the Registrant.

    The Registrant has also obtained directors' and officers' insurance to cover its directors, officers and some of its employees for certain liabilities, including public securities matters.

    The Underwriting Agreement relating to the Registrant's initial public offering, effected pursuant to a registration statement on Form S-1 (File
No. 333-83665), declared effective October 5, 1999 (the "Form S-1"), provides for indemnification by the underwriters of the Registrant and its directors and officers for certain liabilities under the Securities Act of 1933, or otherwise.

    Reference is made to the following documents regarding relevant indemnification provisions described above and elsewhere herein:

     1. Form of Underwriting Agreement (incorporated by reference to
        Exhibit 1.01 to the Form S-1).

     2. Second Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.03 to the Form S-1).

     3. Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.05 to the Form S-1).

     4. Form of Indemnity Agreement entered into between the Registrant and its directors and officers (incorporated by reference to Exhibit 10.01 to the Form S-1).

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

    Not applicable.

ITEM 8.  EXHIBITS.

   4.01 Second Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.03 to the Form S-1).

   4.02 Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.05 to the Form S-1).

   4.03 Form of Specimen Certificate for the Registrant's common stock (incorporated by reference to Exhibit 4.01 to the Form S-1).

   4.04 Third Amended and Restated Investors Rights Agreement dated as of July 29, 1998 among the Registrant and certain stockholders named therein (incorporated by reference to Exhibit 4.04 to the Form S-1).

   4.05 Form of DVDO, Inc. Stock Option Acceptance Letter granted by DVDO, Inc. under its 1997 Stock Option Plan and assumed by Registrant.

   5.01 Opinion of Fenwick & West LLP.

  23.01 Consent of Fenwick & West LLP (included in Exhibit 5.01).

  23.02 Consent of Independent Accountants.

  23.03 Consent of Independent Accountants.

  24.01 Power of Attorney (see page 6).

ITEM 9.  UNDERTAKINGS.

    The undersigned Registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

       (a) to include any prospectus required by Section 10(a)(3) of the Securities Act;

       (b) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

       (c) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to the information in the registration statement;

       PROVIDED, HOWEVER, that paragraphs (1)(a) and (1)(b) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by Registrant pursuant to Section 13 or
       Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

    (2) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered in the registration statement, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of those securities.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered in the registration statement, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of those securities.

    The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Exchange Act; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions discussed in Item 6 hereof, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. If a claim for indemnification against these liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by the director, officer or controlling person in connection with the securities being registered under this registration statement, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of this issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the Registrant, Silicon Image, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 29th day of August, 2000.

                                                       SILICON IMAGE, INC.

                                                       By:               /s/ DAVID D. LEE
                                                            -----------------------------------------
                                                                           David D. Lee
                                                                     CHIEF EXECUTIVE OFFICER

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints David D. Lee, Daniel K. Atler and Andrew
S. Rappaport, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement on Form S-8, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

              SIGNATURE                                TITLE                       DATE
              ---------                                -----                       ----
          /s/ DAVID D. LEE             President, Chief Executive Officer
------------------------------------     and Chairman of the Board            August 29, 2000
            David D. Lee                 (Principal Executive Officer)

                                       Vice President, Finance and
         /s/ DANIEL K. ATLER             Administration and Chief Financial
------------------------------------     Officer (Principal Financial         August 29, 2000
           Daniel K. Atler               Officer and Principal Accounting
                                         Officer)

          /s/ SANG-CHUL HAN
------------------------------------   Director                               August 29, 2000
            Sang-Chul Han

              SIGNATURE                                TITLE                       DATE
              ---------                                -----                       ----
        /s/ RONALD V. SCHMIDT
------------------------------------   Director                               August 29, 2000
          Ronald V. Schmidt

         /s/ DAVID A. HODGES
------------------------------------   Director                               August 29, 2000
           David A. Hodges

       /s/ ANDREW S. RAPPAPORT
------------------------------------   Director                               August 29, 2000
         Andrew S. Rappaport

          /s/ HERBERT CHANG
------------------------------------   Director                               August 29, 2000
            Herbert Chang

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                                  EXHIBIT TITLE
---------------------                          -------------
         4.01           Second Amended and Restated Certificate of Incorporation of
                        the Registrant (incorporated by reference to Exhibit 3.03 to the Form S-1).

         4.02           Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.05 to the Form S-1).

         4.03           Form of Specimen Certificate for the Registrant's common
                        stock (incorporated by reference to Exhibit 4.01 to the Form
                        S-1).

         4.04           Third Amended and Restated Investors Rights Agreement dated
                        July 29, 1998, among the Registrant and certain stockholders named therein (incorporated by reference to Exhibit 4.04 to the Form S-1).

         4.05           Form of DVDO, Inc. Stock Option Acceptance Letter granted by
                        DVDO, Inc. under its 1997 Stock Option Plan and assumed by
                        Registrant.

         5.01           Opinion of Fenwick & West LLP.

        23.01           Consent of Fenwick & West LLP (included in Exhibit 5.01).

        23.02           Consent of Independent Accountants.

        23.03           Consent of Independent Accountants.

        24.01           Power of Attorney (see page 6).